SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 APRIL 24, 1995

                              Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                   IRS Employer
jurisdiction                        File Number                  Identification
of incorporation                                                 Number

Delaware                            1-3492                       No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







                               Page 1 of 8 pages
                      The Exhibit Index appears on Page 4

                           INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On April 24, 1995, the registrant issued a press release entitled Halliburton 1995 First Quarter Earnings More Than Double pertaining, among other things, to an announcement that registrant reported 1995 first quarter net income of $39.1 million, or $.34 per share, which is more than double 1994 first quarter earnings.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated April 24, 1995
















                               Page 2 of 8 pages
                      The Exhibit Index appears on Page 4

                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                             HALLIBURTON COMPANY




Date:    April 24, 1995                     By: _______________________
                                                          Robert M. Kennedy
                                                          Vice President - Legal




























                               Page 3 of 8 pages
                      The Exhibit Index appears on Page 4

                                 EXHIBIT INDEX



Exhibit                                                           Sequentially
Number                              Description                   Numbered Page

    20                              Press Release of
                                    April 24, 1995                5 of 8
                                    Incorporated by Reference
































                               Page 4 of 8 pages
                      The Exhibit Index appears on Page 4